NUMBER                                                        SHARES
                                                               (Void)

            INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
                          CAPITAL INCOME BUILDER, INC.


This Certifies that                                         is the owner of

*SEE REVERSE FOR CERTAIN ABBREVIATIONS
CUSIP 643822 10 9

fully paid Shares of Beneficial Interest in The New Economy Fund, without par value, transferable on the books of the Trust by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

     Witness, the facsimile signatures of its duly authorized officers.

                                              Dated:

/s/ Vincent P. Corti                         /s/ Robert B. Egelston
Secretary                                    Chairman of the Board

                                              COUNTERSIGNED

                                              AMERICAN FUNDS SERVICE COMPANY

                                                 TRANSFER AGENT

                                              BY---------------------------
                                                AUTHORIZED SIGNATURE


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         PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

CERTIFICATE          THE NEW ECONOMY FUND

NUMBER                                                     SHARES

ACCOUNT NO.          ALPHA CODE        DEALER NUMBER            TRADE DATE


           CHANGE NOTICE: IF THE ABOVE INFORMATION IS INCORRECT OR MISSING, PLEASE PRINT THE CORRECT INFORMATION BELOW AND RETURN TO:

           --------------------------------------------------------------
           --------------------------------------------------------------
           TAXPAYER I.D. NUMBER------------------------------------------


EXPLANATION OF ABBREVIATIONS

* The following abbreviations, when used in the registration on the face of this certificate, shall have the meanings assigned below:

ADM          --Administratrix      FBO        --For the benefit of    TTEE     --Trustee
             --Administrator

COM PROP     --Community Property  GDN        --Guardian              U/A      --Under Agreement

CUST         --Custodian           JT TEN     --Joint tenants         UGMA/    --Gift to minors act in effect in the state
                                                with right  of       (State)     indicated
                                                survivorship

DTD          --Dated               LIFE TEN   --Life tenant           UTMA/    --Transfers to minors act in effect in the state
                                                                     (State)     indicated

EST          --Estate              TR         --Trust                 U/W      --Last will and testament
             --Of Estate of                                                    --Under last will and testament of
                                                                               --Of will of
                                                                               --Under the will of
                                                                               --Of the will of

ET AL        --(and) Others        TEN  COM   --Tenants in common

EXEC         --Executor            TEN ENT    --Tenants by the entireties
             --Executrix



Note: Abbreviations refer where appropriate to the singular or plural, male or female. Other abbreviations may also be used, including U.S. Post Office Department two-letter state abbreviations.

NOTE: AS STATED IN THE FUND'S ARTICLES OF INCORPORATION, THIS CERTIFICATE REPRESENTING SHARES OF CAPITAL STOCK OF THE FUND MAY BE REDEEMED WITHOUT THE CONSENT OR APPROVAL OF THE SHAREHOLDER FOR THE THEN CURRENT NET ASSET VALUE PER SHARE IF AT SUCH TIME THE SHAREHOLDER OWNS OF RECORD SHARES HAVING AN AGGREGATE NET ASSET VALUE OF LESS THAN THE MINIMUM INITIAL INVESTMENT AMOUNT.

REQUIREMENTS: The signature(s) on this assignment must correspond exactly with the name(s) as written upon the face of the certificate in every particular.

     Except as described below, in order to redeem shares, your signature must be guaranteed by a bank, savings, association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc. that is an eligible guarantor prior toobtaining the signature guarantee.

     A signature guarantee is not currently required for any redemption of $50,000 or less provided the redemption check is made payable to the registered shareholder(s) and is mailed to the address of record. However, the fund reserves the right to require signature guarantee(s) on all redemptions.

     For value received, the undersigned hereby sell, assign, and transfer --------- shares of capital stock represented by this certificate to:

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

------------------------------------------------------------------------

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and do hereby irrevocably constitute and appoint -------- attorney to transfer the said stock on the books of the corporation with full power of substitution.

    Dated: ----------------------

           ----------------------------------------
           Owner

           ----------------------------------------
           Signature of Co-Owner, if any
IMPORTANT: BEFORE SIGNING, PLEASE READ AND COMPLY WITH REQUIREMENTS PRINTED
ABOVE.

Signatures(s) guaranteed by: